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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 25, 2000

                                 SUSSEX BANCORP
                                 --------------
             (Exact name of registrant as specified in its charter)


             New Jersey                 0-29030             22-3475473
   ----------------------------       ------------      ------------------
   (State or other jurisdiction       (Commission         (IRS Employer
         of incorporation)            File Number)      Identification No.)


           399 Route 23
       Franklin, New Jersey                           07416
       --------------------                           -----
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code      (973) 827-2914
                                                        --------------

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Item 5.  Other events.
         ------------

         The Registrant issued a press release on July 25, 2000 announcing its second quarter 2000 results.

Item 7.  Exhibits.
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         The following exhibit is filed with this Current Report on Form 8-K.


         Exhibit No.      Description
         -----------      -----------
             99           Press release announcing second quarter 2000 results.





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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, Sussex Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 SUSSEX BANCORP
                                                 ---------------
                                                  (Registrant)


Dated:   July 26, 2000                           By: /s/ Candace A. Leatham
                                                    --------------------------
                                                 CANDACE A. LEATHAM
                                                 Chief Financial Officer




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                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------



Exhibit No.    Description                                Page No.
-----------    -----------                                --------

    99         Press release announcing second               5
               quarter 2000 results





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